                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Simon Collier to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing any amendments to the Registration Statement on Form N-1A of Wintergreen Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ Ed Prendeville
                                                  ------------------------------
                                                  Ed Prendeville

Dated as of September 12, 2005

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Simon Collier to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing any amendments to the Registration Statement on Form N-1A of Wintergreen Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/  David Londoner
                                                  ------------------------------
                                                  David Londoner

Dated as of September 12, 2005

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Simon Collier to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing any amendments to the Registration Statement on Form N-1A of Wintergreen Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/  Nathan Adler
                                                  ------------------------------
                                                  Nathan Adler

Dated as of September 12, 2005

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Simon Collier to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing any amendments to the Registration Statement on Form N-1A of Wintergreen Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/  Bradden Backer
                                                  ------------------------------
                                                  Bradden Backer

Dated as of September 12, 2005

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Simon Collier to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing any amendments to the Registration Statement on Form N-1A of Wintergreen Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ John Wakely
                                                  ------------------------------
                                                  John Wakely

Dated as of March 28, 2006

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Simon Collier to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing any amendments to the Registration Statement on Form N-1A of Wintergreen Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ John Keffer
                                                  ------------------------------
                                                  John Keffer

Dated as of March 28, 2006